PAINEWEBBER BALANCED FUND                                      SEMIANNUAL REPORT

                                                                  April 14, 1998

Dear Shareholder,

We are pleased to present you with the semiannual report for the PaineWebber Balanced Fund (the "Fund") for the six-month period ended February 28, 1998.

GENERAL MARKET OVERVIEW
================================================================================

         [LOGO]
         STOCKS

         After an August selloff, the stock market quickly regained its footing in September when inflation came in lower than expected. The Asian markets imploded in October, causing a sharp selloff in equity markets worldwide. This event also caused a "flight to quality" into the U.S. Treasury bond market, and bonds rallied substantially. As events unfolded, investors refocused on the underlying strength of the U.S. economy and caused the stock market to stage a comeback in November.

         Volatility returned to the stock market in December as earnings estimates were revised downward. By the end of January, negative earnings reports stabilized when it became evident that the long-expected slowdown in corporate earnings growth would not be felt until later this year. The market hit a new high and continued to advance in February. As investors scrambled to buy into the rising market, they focused on the more liquid, large cap stocks.

         Sectors that fared poorly at the end of 1997 turned in outstanding performances in early 1998. Technology stocks, consumer cyclicals such as department stores and auto supply companies, and certain transportation stocks--most notably airlines--all rebounded sharply from year-end slumps. Consumer cyclicals responded to strong, steady consumer spending. Financials continued to do reasonably well. Energy stocks performed the worst as weakening economies in Asia drove down oil prices. Consumer nondurables, a traditional defensive sector, continued to lag.

BONDS

         Slow growth and stable interest rates persisted over the entire six-month period, creating favorable conditions for bonds. Interest rates fell in January 1998 and the yield curve steepened as shorter maturities rallied more than longer maturities. The flight to quality continued in reaction to the Asian crisis; economic growth and inflation continued to support the bond market. The market sold off in February after Federal Reserve Chairman Alan Greenspan all but ruled out lower interest rates in the first half of 1998. Intermediate maturities (between two and five years) underperformed the short and long ends of the curve.


         The Fed is trying to discern the net effect of the countervailing forces at work in the markets. The domestic economy is strong, as evidenced by stock prices, housing, employment, income growth and consumer confidence. However, the Asian situation still looms on the horizon.

                                  [PIE CHART]

                            PAINWEBBER BALANCED FUND

         Asset allocation as percent of net assets, February 28, 1998*

                     Equities                         70.3%
                     Bonds                            24.7%
                     Cash and cash equivalents         5.0%

*Allocations subject to change

                                  [BAR GRAPH]

                            PAINWEBBER BALANCED FUND

    Top five equity sectors as percent of equity assets, February 28, 1998*

                     Consumer Cyclicals               26.0%
                     Financial Services               24.8%
                     Technology                       12.4%
                     Capital Goods                     8.8%
                     Healthcare                        8.7%

*Allocations subject to change

SEMIANNUAL REPORT

PORTFOLIO REVIEW

================================================================================

         [LOGO]
         PERFORMANCE

         The Fund's total return (the net asset value change with dividends reinvested) for the six-month period ended February 28, 1998, without deducting sales charges, was 12.02% for Class A shares, 11.59% for Class B shares and 11.60% for Class C shares.

         For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, the Fund's total return for the period was 6.97% for Class A shares, 6.71% for Class B shares and 10.62% for Class C shares.

PORTFOLIO POSITIONING

         The Fund employs a disciplined, model-based approach to calculate expected returns for U.S. stocks, bonds and cash. Based on consensus expectations for key economic variables such as interest rates, profit growth and inflation, as well as fundamental valuation techniques, the Fund seeks to determine whether the expected return from stocks is sufficient to offset the additional risk when compared to bonds and "risk-free" cash investments (the one-year U.S. Treasury bill). Fund assets are repositioned accordingly, with a minimum of 25% of net assets in bonds at all times--including cash equivalents.

         The Fund's portfolio began the six-month period with an allocation of 60% stocks, 35% bonds and 5% cash. This represented a normal weighting for the Fund, in line with our assessment that both stocks and bonds had moved closer to fair value, and that the excess returns over cash were in line with historical norms. We held this allocation until the outlook for stocks improved in November, at which time we shifted the Fund to 70% stocks, 25% bonds and 5% cash.

         After the stock market pulled back in December, our model pointed to lower expected returns for stocks. As a result, in January we lowered the Fund's stock position to 65%, raised bonds to 30% and held cash at 5%.


PORTFOLIO HIGHLIGHTS

         The Fund's holdings in financial services stocks made the most positive contribution over the six-month period. The largest holding was Chase (1.4% of net assets on February 28, 1998). The Fund's energy holdings (4.5% of net assets on February 28, 1998) became volatile during the period and did not fare as well. On the other hand, the Fund's airline stock holdings did quite well, as did technology and retail. Among the strong performers were American Airlines, Dayton Hudson and Dell Computer (0.8%, 0.7% and 0.7%, respectively, of net assets on February 28, 1998). The Fund maintained the duration of its bond portion neutral to the Lehman Brothers Intermediate Treasury Bond Index. With respect to the portfolio's corporate securities, no changes transpired as their fundamental outlook remained the same.


                          PAINE WEBBER BALANCED FUND

                                   PROFILE

                    Goal: High total return with low volatility

                    Portfolio Managers: Kirk Barneby, Asset
                    Allocator; Dennis McCauley, Fixed Income
                    Sector; Mark Tincher, Equity Sector; Susan
                    Ryan, Money Market Sector; Mitchell Hutchins
                    Asset Management Inc.

                    Total Net Assets: $227.5 million as of
                    February 28, 1998

                    Dividend Payments: Semiannually

PAINEWEBBER BALANCED FUND                                      SEMIANNUAL REPORT

OUTLOOK
================================================================================

[LOGO]

         The market seems a bit ahead of itself going into April, as earnings estimates have drifted lower. A decline in interest rates or an improved earnings outlook could bring valuation into line. With inflation nearly absent, we expect the Federal Reserve to remain on hold, and anticipate a fairly stable interest rate environment. In this environment, stock selection--particularly attempting to avoid companies that may produce negative surprises--will be of critical importance.

         Meanwhile, the extent of the economic turmoil in Asia and its ultimate impact on corporate profits is unclear. A greater than normal number of decreased earnings estimates is evidence that Asia's drag on the global economy remains a concern. We are cautious in the near term and expect continued choppy markets ahead as the effect of negative earnings announcements takes its toll. Over the longer term, however, we see little cause for the market to lose strength.

         We think 1998 will be a strong year for the bond markets. The U.S. economy is slowing slightly and we expect inflation to run at a 1.5% annual rate. The Federal budget is now running a surplus, which should ease the upward pressure on market interest rates. We think rates could fall one- to three-tenths of a percent if present conditions persist.

         Looking ahead to the next six months, we have increased the Fund's stock weightings in technology, consumer cyclicals and financial services. The economic projections for 1998--low inflation, low interest rates, slower growth, high employment, high consumer confidence--should give a boost to financial services and consumer cyclical stocks. After a period of volatility in January, technology stocks now seem fairly valued; their fundamentals are still positive. We have decreased the Fund's stock weightings in foods, beverages and utilities--the traditional

SEMIANNUAL REPORT


defensive stocks that benefit from a recessionary environment, of which we see no sign on the horizon.

         Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


         For a quarterly Fund Profile on the PaineWebber Balanced Fund or another fund in the PaineWebber Family of Funds(1), please contact your investment executive.

Sincerely,


/s/ MARGO N. ALEXANDER                  /s/ MARK A. TINCHER
-------------------------               -------------------------
MARGO N. ALEXANDER                      MARK A. TINCHER
President,                              Managing Director and
Mitchell Hutchins Asset                 Chief Investment Officer--
 Management Inc.                        Equities
                                        Mitchell Hutchins Asset Management Inc.




/s/ T. KIRKHAM BARNEBY                  /s/ DENNIS L. McCAULEY
-------------------------               -------------------------
T. KIRKHAM BARNEBY                      DENNIS L. McCAULEY
Managing Director and                   Managing Director and
Chief Investment Officer--              Chief Investment Officer--
Quantitative Investments                Fixed Income
Mitchell Hutchins Asset                 Mitchell Hutchins Asset Management Inc.
 Management Inc.




/s/ SUSAN P. RYAN
-------------------------
SUSAN P. RYAN
Senior Vice President
Mitchell Hutchins Asset Management Inc.



(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

     This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended February 28, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

PAINEWEBBER BALANCED FUND

PERFORMANCE RESULTS (unaudited)


                                                                Net Asset Value                               Total Return(1)
                                                   ---------------------------------------------      ------------------------------
                                                                                                         12 Months        6 months
                                                   02/28/98          08/31/97           02/28/97      Ended 02/28/98  Ended 02/28/98
                                                   --------          --------           --------      --------------  --------------
Class A Shares ......................            $   12.15         $   12.50          $   10.92            29.22%           12.02%
Class B Shares ......................                12.39             12.70              11.09            28.37            11.59
Class C Shares ......................                12.18             12.52              10.95            28.23            11.60

Performance Summary Class A Shares

                              Net Asset Value
                         -------------------------          Capital Gains         Dividends        Total
Period Covered           Beginning          Ending            Distributed            Paid          Return(1)
--------------           ---------          ------            -----------            ----          ---------
07/01/91-12/31/91 ....   $ 10.09         $   11.02                 --            $  0.2293          11.53%
1992 .................     11.02             11.24                 --               0.3414           5.18
1993 .................     11.24             11.94            $  0.7771             0.2510          15.63
1994 .................     11.94              9.32               1.2011             0.2311          (9.88)
1995 .................      9.32             10.41               0.7468             0.3100          23.13
1996 .................     10.41             10.61               1.0303             0.2516          14.74
1997 .................     10.61             11.38               1.5503             0.2205          24.57
01/01/98-02/28/98 ....     11.38             12.15                 --                 --             6.77
                            ----             -----               ------             ------          -----
                                                     Totals:  $  5.3056          $  1.8349
                                                          Cumulative Total Return as of 02/28/98:  129.70%

Performance Summary Class B Shares

                              Net Asset Value
                         -------------------------          Capital Gains         Dividends        Total
Period Covered           Beginning          Ending            Distributed            Paid          Return(1)
--------------           ---------          ------            -----------            ----          ---------
12/12/86-12/31/86 ....    $10.00             $9.76                 --                 --            (2.40)%
1987 .................      9.76              9.27              $0.1687           $ 0.4407           1.21
1988 .................      9.27              9.79                 --               0.5225          11.34

1989 .................      9.79             10.03               0.1286             0.6768          10.84
1990 .................     10.03              9.60               0.0021             0.6200           1.95
1991 .................      9.60             11.01                 --               0.3478          18.52
1992 .................     11.01             11.28                 --               0.2146           4.46
1993 .................     11.28             12.02               0.7771             0.1173          14.66
1994 .................     12.02              9.43               1.2011             0.1189         (10.51)
1995 .................      9.43             10.57               0.7468             0.2049          22.23
1996 .................     10.57             10.79               1.0303             0.1632          13.81
1997 .................     10.79             11.61               1.5503             0.1213          23.63
01/01/98-02/28/98 ....     11.61             12.39                 --                 --             6.72
                            ----             -----               ------             ------          -----
                                                     Totals:    $5.6050            $3.5480
                                                          Cumulative Total Return as of 02/28/98:  199.18%

Performance Summary Class C Shares

                              Net Asset Value
                         -------------------------          Capital Gains         Dividends        Total
Period Covered           Beginning          Ending            Distributed            Paid          Return(1)
--------------           ---------          ------            -----------            ----          ---------
07/02/92-12/31/92 ....    $10.86            $11.25                 --              $0.1619           5.08%
1993 .................     11.25             11.94              $0.7771             0.1728          14.79
1994 .................     11.94              9.35               1.2011             0.1313         (10.48)
1995 .................      9.35             10.45               0.7468             0.2188          22.15
1996 .................     10.45             10.65               1.0303             0.1708          13.86
1997 .................     10.65             11.42               1.5503             0.1343          23.61
01/01/98-02/28/98 ....     11.42             12.18                 --                 --             6.65
                            ----             -----               ------             ------          -----
                                                      Totals:   $5.3056            $0.9899
                                                           Cumulative Total Return as of 02/28/98:  97.99%

---------
(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PERFORMANCE RESULTS (unaudited) (concluded)

AVERAGE ANNUAL TOTAL RETURN

                                            % Return Without Deducting                     % Return After Deducting
                                               Maximum Sales Charge                           Maximum Sales Charge
                                        ----------------------------------            ---------------------------------
Class                                     A*           B**           C***               A*           B**          C***
-----                                   -----         -----          -----            -----         -----         -----
Twelve Months Ended 03/31/98 ......     36.36%        35.34%         35.32%           30.27%        30.34%        34.32%
Five Years Ended 03/31/98 .........     14.21         13.35          13.33            13.16         13.11         13.33
Ten Years Ended 03/31/98 ..........      N/A          11.34           N/A              N/A          11.34          N/A
Commencement of Operations
    Through 03/31/98+ .............     13.63         10.48          13.21            12.85         10.48         13.21

---------
* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 services fees.

** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C is 1.0% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations was July 1, 1991, December 12, 1986 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs sponsored by PaineWebber that may invest in PaineWebber mutual funds. For the six months ended February 28, 1998, there were no Class Y shares outstanding.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PORTFOLIO OF INVESTMENTS                           FEBRUARY 28, 1998 (unaudited)

Number of
  Shares                                           Value
---------                                        ---------

COMMON STOCKS--68.12%

Agriculture, Food & Beverage--0.22%
  14,200     RJR Nabisco Holdings Corp......     $ 490,788
                                                 ---------

Airlines--1.85%
  15,500     Alaska Air Group Inc.*(1)......       853,469
  14,000     AMR Corp.*.....................     1,771,875
  25,000     USAir Group, Inc.*.............     1,582,812
                                                 ---------
                                                 4,208,156
                                                 ---------

Apparel, Retail--0.80%
  47,300     TJX Companies, Inc.............     1,826,963
                                                 ---------

Apparel, Textiles--0.36%
  15,500     Westpoint Stevens Inc.*........       827,313
                                                 ---------

Banks--3.28%
  23,000     BankAmerica Corp...............     1,782,500
  18,900     BB & T Corp....................     1,172,981
  26,700     First Union Corp...............     1,406,756
  25,000     The Chase Manhattan Corp.......     3,101,563
                                                 ---------
                                                 7,463,800
                                                 ---------

Computer Hardware--2.73%
  35,400     Cisco Systems, Inc.*...........     2,331,975
  74,800     Compaq Computer Corp...........     2,398,275
  10,600     Dell Computer Corp.*...........     1,482,675
                                                 ---------
                                                 6,212,925
                                                 ---------

Computer Software--2.32%
  54,800     Cadence Design Systems Inc.*...     1,914,575
  20,250     CHS Electronics Inc.*..........       417,656
  12,900     Computer Associates
               International Inc............       607,913

  16,900     Networks Associates Inc.*......     1,092,162
  23,600     Sterling Software Inc.*........     1,243,425
                                                 ---------
                                                 5,275,731
                                                 ---------

Construction, Real Property--2.18%
  15,100     Chelsea GCA Realty Inc.........       564,363
  28,400     Crescent Real Estate Equities..       967,375
  25,000     Equity Residential Properties
               Trust........................     1,198,437
  25,100     Lafarge Corp...................       842,419
  15,000     Starwood Lodging Corp.(1)......       848,437
  12,500     Vornado Reality Trust..........       530,469
                                                 ---------
                                                 4,951,500
                                                 ---------

Consumer Durables--1.11%
  36,700     Furniture Brands International
               Inc.*........................     1,004,663
  10,000     Hon Industries, Inc............       657,500
  22,700     Interface, Inc.................       868,275
                                                 ---------
                                                 2,530,438
                                                 ---------

Defense/Aerospace--3.27%
  26,250     AAR Corp.......................     $ 797,344
  17,500     Allied-Signal, Inc.............       744,844
  20,000     Boeing Company.................     1,085,000
  11,300     Lockheed Martin Corp...........     1,318,569
  26,500     Loral Space Communications
               Corp.*.......................       677,406
  14,200     Precision Castparts Corp.......       787,212
  16,700     Thiokol Corp...................     1,596,937
  14,200     Tracor Inc.*...................       434,875
                                                 ---------
                                                 7,442,187
                                                 ---------

Diversified Retail--2.57%
  20,000     Dayton Hudson Corp.............     1,546,250
  34,300     Federated Department
               Stores, Inc.*................     1,607,813
  40,600     Fred Meyer Inc.*(1)............     1,804,162
  26,000     Proffitts Inc.*................       880,750
                                                 ---------
                                                 5,838,975
                                                 ---------

Drugs & Medicine--3.67%
  21,000     American Home Products Corp....     1,968,750
  10,450     Amerisource Health Corp.*......       611,325

  24,100     Bergen Brunswig Corp...........     1,084,500
  14,300     ICN Pharmaceuticals Inc........       825,825
  25,000     Schering-Plough Corp...........     1,901,562
   5,000     Warner Lambert Company.........       731,250
  34,000     Watson Pharmaceuticals, Inc.*..     1,219,750
                                                 ---------
                                                 8,342,962
                                                 ---------

Electric Utilities--0.82%
  25,500     New York State Electric
                & Gas Corp..................       957,844
  25,100     Utilicorp United Inc...........       903,600
                                                 ---------
                                                 1,861,444
                                                 ---------

Electrical Equipment--1.18%
  25,000     Digital Microwave Corp.*.......       459,375
  13,200     Honeywell, Inc.................     1,046,100
  26,400     SCI Systems Inc.*..............     1,188,000
                                                 ---------
                                                 2,693,475
                                                 ---------

Energy Reserves & Production--2.37%
  12,600     British Petroleum, plc, ADR....     1,041,863
  25,000     Mobil Corp.....................     1,810,937
  18,900     Royal Dutch Petroleum Co.......     1,026,506
  26,900     Texaco, Inc....................     1,501,356
                                                 ---------
                                                 5,380,662
                                                 ---------

PAINEWEBBER BALANCED FUND

Number of
  Shares                                           Value
---------                                        ---------

COMMON STOCKS (CONTINUED)

Entertainment--0.52%
  38,000     CBS Corp.......................    $1,175,625
                                                 ---------

Environmental Services--0.40%
  22,000     USA Waste Services Inc.*.......       915,750
                                                 ---------

Financial Services--2.71%
  18,900     American Express Co............     1,702,181
  20,000     C.I.T. Group Inc.* ............       660,000
  29,900     Morgan Stanley, Dean Witter,
             Discover & Co..................     2,083,656
  41,350     SLM Holding Corp...............     1,708,272
                                                 ---------
                                                 6,154,109
                                                 ---------
Forest Products, Paper--0.72%
  36,000     Fort James Corp................     1,633,500
                                                 ---------

Food Retail--0.32%
  21,000     Safeway Inc.*..................       732,375
                                                 ---------

Freight, Air, Sea & Land--0.54%
  33,600     Airbourne Freight Corp.........     1,215,900
                                                 ---------

Gas Utility--0.76%
  11,800     Columbia Gas System, Inc.......       900,487
  22,700     MCN Corp.......................       835,644
                                                 ---------
                                                 1,736,131
                                                 ---------

Heavy Machinery--1.00%
  22,700     Agco Corp......................       638,438
  29,100     Deere & Co.....................     1,633,237
                                                 ---------
                                                 2,271,675
                                                 ---------


Hotels--0.51%
  25,000     Hilton Hotels Corp.............       745,313
  21,600     Prime Hospitality Corp.*.......       410,400
                                                 ---------
                                                 1,155,713
                                                 ---------

Industrial Parts--4.06%
  16,800     Aeroquip Vickers Inc...........       975,450
  15,500     American Standard Cos Inc.*....       689,750
  25,300     Black & Decker Corp............     1,274,488
  21,300     Crane Co.......................     1,043,700
  40,000     Ingersoll Rand Co..............     1,905,000
  24,000     Parker-Hannifin Corp...........     1,119,000
  25,000     United Technologies Corp.......     2,232,812
                                                 ---------
                                                 9,240,200
                                                 ---------

Industrial Services/Supplies--0.41%
  25,100     Cendant Corp.*.................     $ 941,250
                                                 ---------

Information & Computer Services--0.39%
  23,400     Valassis Communications Inc.*..       892,125
                                                 ---------
Leisure--0.36%
  33,600     Viad Corp......................       812,700
                                                 ---------

Life Insurance--2.10%
  25,100     Conseco Inc....................     1,178,131
  16,800     Protective Life Corp...........     1,161,300
  37,800     Reliastar Financial Corp.......     1,797,863
  14,000     SunAmerica Inc.................       634,375
                                                 ---------
                                                 4,771,669
                                                 ---------

Long Distance & Phone Companies--0.59%
  15,000     Bell Atlantic Corp.............     1,346,250
                                                 ---------

Manufacturing--General--0.66%
  13,100     Lucasvarity plc*...............       492,888
  52,000     Mettler Toledo
               International Inc.*..........     1,014,000
                                                 ---------
                                                 1,506,888
                                                 ---------

Manufacturing--High Technology--1.96%
  21,600     ASM Lithography Holdings N.V.*.     2,016,900
  24,100     Johnson Controls, Inc..........     1,339,056

  23,800     KLA-Tencor Corp.*..............     1,098,519
                                                 ---------
                                                 4,454,475
                                                 ---------

Medical Products--0.89%
  40,000     Tyco International Limited.....     2,030,000
                                                 ---------

Medical Providers--1.58%
  14,200     Lincare Holdings Inc.*(1).......      921,669
  40,000     Tenet Healthcare Corp.*.........    1,492,500
  20,300     Wellpoint Health Networks Inc...    1,186,281
                                                 ---------
                                                 3,600,450
                                                 ---------

Mining & Metals--1.34%
  29,600     Ispat International N.V.*......       728,900
  26,900     Martin Marietta Inc............     1,023,881
  65,000     Wyman Gordon Co*(1)............     1,300,000
                                                 ---------
                                                 3,052,781
                                                 ---------

PAINEWEBBER BALANCED FUND

Number of
  Shares                                           Value
---------                                        ---------

COMMON STOCKS (CONCLUDED)

Motor Vehicles--2.32%
  20,000     Borg Warner Automotive Inc.....    $1,172,500
  39,000     Chrysler Corp..................     1,518,562
  10,000     Ford Motor Co..................       565,625
  18,900     Lear Corp.*....................       999,338
  16,800     Magna International Inc........     1,016,400
                                                 ---------
                                                 5,272,425
                                                 ---------

Oil Refining--1.09%
  18,900     Coastal Corp...................     1,202,513
  36,900     USX-Marathon Group.............     1,275,356
                                                 ---------
                                                 2,477,869
                                                 ---------

Oil Services--1.04%
   5,700     Camco International Inc........       333,450
  17,000     Ensco International Inc........       495,125
   5,000     Halliburton Co.................       232,500
  17,400     Schlumberger Limited...........     1,311,525
                                                 ---------
                                                 2,372,600
                                                 ---------

Other Insurance--5.19%
  17,600     ACE Limited....................     1,740,200
  18,900     Allstate Corp..................     1,762,425
  10,650     American International
               Group Inc....................     1,279,997
   6,400     CIGNA Corp.....................     1,222,400
  25,000     Everest Reinsurance
               Holdings Inc.................       921,875
  16,800     Exel Limited...................     1,111,950
  16,800     Fremont General Corp...........       985,950
  10,800     Loews Corp.....................     1,083,375
  25,400     Old Republic International
               Corp.........................     1,071,562
  13,000     Orion Capital Corp.............       634,563
                                                ----------
                                                11,814,297
                                                ----------

Publishing--1.02%
  25,000     Meredith Corp..................     1,073,437
  18,900     New York Times Co., Class A....     1,236,769
                                                 ---------
                                                 2,310,206
                                                 ---------

Railroads--0.62%
  28,000     Trinity Industries Inc.........     1,407,000
                                                 ---------

Securities & Asset Management--1.12%
  24,500     Lehman Brothers Holdings Inc...    $1,545,032
  17,899     Travelers Group Inc.                  997,869
                                                 ---------
                                                 2,542,901
                                                 ---------

Semiconductor--1.29%
  50,000     Applied Materials Inc.*........     1,840,625
  33,400     Integrated Process Equipment
               Corp.*.......................       617,900
  19,900     National Semiconductor Corp.*..       475,112
                                                 ---------
                                                 2,933,637
                                                 ---------
Specialty Retail--2.07%
  47,200     Claire's Stores Inc............       849,600
  40,000     Dollar General Corp.(1)........     1,845,000
  43,000     Office Depot Inc.*.............     1,185,187
  30,000     Zale Corp.*....................       834,375
                                                 ---------
                                                 4,714,162
                                                 ---------
Thrift--1.41%
  37,375     Ahmanson, H F & Co.............     2,333,602
  11,900     Greenpoint Financial Corp......       883,575
                                                 ---------
                                                 3,217,177
                                                 ---------

Tobacco--0.40%
  20,700     Phillip Morris Cos Inc.........       899,156
                                                 ---------

TOTAL COMMON STOCKS (COST--$115,183,490)....    154,948,315
                                                -----------

PREFERRED STOCKS--2.18%

Financial Services--1.28%
  15,000     Devon Financing Trust+.........        958,125
  34,000     Federal Mogul Financing Trust+.      1,963,500
                                                  ---------

                                                  2,921,625
                                                  ---------

Oil Services--0.25%
  13,000     EVI Inc.+......................        563,875
                                                  ---------

Thrift--0.32%
  11,500     Tosco Financing Trust+.........        725,937
                                                  ---------

Wireless Telecommunications--0.33%
  10,000     ICG Funding LLC+...............        751,250
                                                  ---------

TOTAL PREFERRED STOCKS (cost--$4,175,000)...      4,962,687
                                                  ---------

PAINEWEBBER BALANCED FUND

 Principal
   Amount                                                             Maturity        Interest
   (000)                                                               Dates            Rates           Value
   -----                                                               -----            -----           -----
CORPORATE BONDS--6.85%

Banks--1.50%
  $1,370    ABN Amro Bank.......................................      12/01/26          7.300%       $1,376,257
   1,495    Canadian Imperial Bank Commerce.....................      08/01/00          6.200         1,500,847
     550    IBJ Preferred Capital Company LLC+..................      12/29/49          8.790           534,875
                                                                                                     ----------
                                                                                                      3,411,979
                                                                                                     ----------

Financial Services--2.04%
     850    Berkley (W.R.) Capital Trust........................      12/15/45          8.197           879,917
   1,000    BT Institutional Capital Trust A+...................      12/01/26          8.090         1,038,746
   1,600    Ford Motor Credit Company...........................      01/25/01          5.750         1,585,976
   1,100    Lehman Brothers Holdings Inc........................      09/15/03          7.125         1,136,884
                                                                                                     ----------
                                                                                                      4,641,523
                                                                                                     ----------

Leisure--0.34%
     770    Royal Caribbean Cruises Limited.....................      10/15/27          7.500           784,708
                                                                                                     ----------


Life Insurance--0.32%
     700    Equitable Life Assurance Society, USA+..............      12/01/05          6.950           718,891
                                                                                                     ----------

Oil Services--0.59%
   1,300    Occidental Petroleum Corp. Medium Term Note.........      09/15/04          8.500         1,337,804
                                                                                                     ----------

Other Insurance--1.66%
   1,200    American Reinsurance Corp...........................      12/15/26          7.450         1,286,624
   1,300    Loews Corp..........................................      12/15/06          6.750         1,323,221
   1,000    Lumbermans Mutual Casualty Company+.................      07/01/26          9.150         1,167,264
                                                                                                     ----------
                                                                                                      3,777,109
                                                                                                     ----------

Tobacco--0.40%
     850    Phillip Morris Companies Inc........................      01/15/27          7.750           908,357
                                                                                                     ----------

TOTAL CORPORATE BONDS (COST--$14,963,941).......................                                     15,580,371
                                                                                                     ----------

CONVERTIBLE BONDS--1.25%

Long Distance & Phone Companies--0.21%
     400    Telephone Save Holdings Inc.+.......................      09/15/02          4.500           476,500
                                                                                                     ----------

Medical Providers--0.50%
   1,000    Omnicare Inc.+......................................      12/01/07          5.000         1,148,750
                                                                                                     ----------

Specialty Retail--0.32%
     500    Home Depot Inc......................................      10/01/01          3.250           724,375
                                                                                                     ----------

Wireless Telecommunications--0.22%
     400    Smarttalk Teleservices Inc.+........................      09/15/04          5.750           498,000
                                                                                                     ----------

TOTAL CONVERTIBLE BONDS (COST--$2,300,000)......................                                      2,847,625
                                                                                                     ----------

PAINEWEBBER BALANCED FUND

 Principal
   Amount                                                             Maturity        Interest
   (000)                                                               Dates            Rates           Value
   -----                                                               -----            -----           -----
U.S. Government and Agency Obligations--11.94%
  $3,045    Federal Home Loan Mortgage Corp............               09/25/00          5.970%       $3,060,974
   2,815    Federal National Mortgage Association
               Medium Term Notes.......................   07/26/04 to 11/21/07     6.550 to 6.750     2,845,270
   3,000    U.S. Treasury Bills........................               04/23/98          5.230@        2,976,879
   8,711    U.S. Treasury Bonds........................   11/15/12 to 02/15/21     7.875 to 10.375   10,910,811
   7,104    U.S. Treasury Notes........................   04/30/02 to 02/15/05     5.500 to 7.500     7,368,692
                                                                                                     ----------
Total U.S. Government and Agency Obligations (cost--$27,215,142)                                     27,162,626
                                                                                                     ----------

MORTGAGE BACKED SECURITIES--5.97%

Federal National Mortgage Association--0.75%
   1,667    FNMA (cost--$1,701,175).....................  01/01/26 to 02/01/26          7.500         1,712,314
                                                                                                     ----------

Government National Mortgage Association--2.40%
   3,867    GNMA................................................      11/15/17          8.500         4,134,940
   1,315    GNMA TBA ARM........................................         TBA            5.500         1,320,342
                                                                                                     ----------
Total Government National Mortgage Association (cost--$5,397,921)                                     5,455,282
                                                                                                     ----------

Collateralized Mortgage Obligations--2.82%
     660    Amresco Commercial Mortgage Funding I Corp.,
               Series 1997-C1, Class A1.........................      06/17/29          6.730           670,395
     224    CS First Boston Mortgage Securities Corp.,
               Series 1995-WF1,Class A1.........................      12/21/27          6.452           222,682
     431    CS First Boston Mortgage Securities Corp.,
               Series 1997-2,Class A+...........................      06/25/20          7.500           443,359
     411    DLJ Mortgage Acceptance Corp.,
               Series 1997-CF1, Class A1A+......................      05/15/06          7.400           431,211
     577    FDIC REMIC, Series 1994-C1, Class 2A2...............      09/25/25          7.850           581,226
     520    FDIC REMIC, Series 1996-C1, Class 1A................      05/25/26          6.750           522,585
     561    FNMA REMIC, Series 1996-M4, Class A.................      03/17/17          7.750           570,967
     668    FNMA REMIC, Series 1996-M6, Class E.................      09/17/19          7.750           680,916
     571    GMAC Commercial Mortgage Security,
               Series 1996-C1, Class A2A........................      09/15/03          6.790           583,431
     630    Merrill Lynch Mortgage Investments Inc.,
               Series 1996-C1,Class A1..........................      04/25/28          7.150           651,152
     366    Morgan Stanley Capital I Inc.,
               Series 1997-C1, Class A1A........................      02/15/20          6.850           370,458

     663    Morgan Stanley Capital I Inc.,
               Series 1997-WF1, Class A1+.......................      10/15/06          6.830           679,058
                                                                                                     ----------
Total Collaterized Mortgage Obligations (cost--$6,309,706)......                                      6,407,440
                                                                                                     ----------
Total Mortgage Backed Securities (cost--$13,408,802)............                                     13,575,036
                                                                                                     ----------

Repurchase Agreement--4.57%
 $10,382    Repurchase agreement dated 02/27/98 with Citicorp
               Securities, Inc., collateralized by $8,340,000
               U.S. Treasury Bonds, 8.000%, due 11/15/21
               (value--$10,591,800); proceeds $10,386,871
               (cost--$10,382,000).............................       03/02/98          5.630%       10,382,000
                                                                                                     ----------

PAINEWEBBER BALANCED FUND


 Number of
  Shares                                                                                                 Value
  ------                                                                                                 -----
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--2.91%

Money Market Funds--2.91%
4,844,142   Liquid Assets Portfolio............................................................      $4,844,142
 927,137    Prime Portfolio....................................................................         927,137
 677,296    TempCash  Portfolio................................................................         677,296
 170,025    TempFund Portfolio.................................................................         170,025
                                                                                                   ------------
Total Investments of Cash Collateral for Securities Loaned (cost--$6,618,600)..................       6,618,600
                                                                                                   ------------
Total Investments (cost--$194,246,975)--103.79%................................................     236,077,260
Liabilities in excess of other assets --(3.79)%................................................      (8,627,272)
                                                                                                   ------------
Net Assets--100.00%............................................................................    $227,449,988
                                                                                                   ============

---------
*     Non-Income producing security
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@     Interest rate shown is the discount rate at date of purchase.
ADR   American Depositary Receipt

ARM Adjustable Rate Mortgage Security; the interest rate shown is the current rate at February 28. 1998.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated (generally +/- 1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
FDIC  Federal Deposit Insurance Corp.
REMIC Real Estate Mortgage Investment Conduit
(1)   Security, or portion thereof, was on loan at February 28, 1998.


                         Number             Underlying               Expiration        Exercise
Written Options        of Options            Contract                   Date             Price           Value
---------------        ----------            --------                   ----             -----           -----
 Call ................     100          Ford Motor Company             Mar 98          $ 50.00        $63,750
 Call ................     30               CIGNA Corp.                Mar 98           180.00         34,500
                                                                                                      -------
 Total Written Options (Premiums Received $38,615)                                                    $98,250
                                                                                                      =======

PAINEWEBBER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES                FEBRUARY 28, 1998 (unaudited)


ASSETS
Investments in securities, at value (cost--$194,246,975)........................................    $236,077,260
Cash............................................................................................          17,025
Dividends and interest receivable...............................................................         904,021
Receivable for investments sold.................................................................         817,124
Receivable for fund shares sold.................................................................         624,729
Other assets....................................................................................          34,162
                                                                                                     -----------
Total assets                                                                                         238,474,321
                                                                                                     -----------

LIABILITIES
Collateral for securities loaned................................................................       6,618,600
Payable for investments purchased...............................................................       3,325,836
Payable to affiliate............................................................................         385,554
Payable for fund shares repurchased.............................................................         313,554
Outstanding options written.....................................................................          98,250
Accrued expenses and other liabilities..........................................................         282,539
                                                                                                     -----------

Total liabilities..............................................................................       11,024,333
                                                                                                     -----------

NET ASSETS
Capital Stock--$0.001 par value................................................................      173,573,352
Undistributed net investment income............................................................          442,225
Accumulated net realized gains from investment and options transactions........................       11,663,761
Net unrealized appreciation of investments and options.........................................       41,770,650
                                                                                                     -----------
Net assets                                                                                          $227,449,988
                                                                                                    ============

CLASS A:
Net assets.....................................................................................     $193,421,594
                                                                                                     -----------
Shares outstanding.............................................................................       15,915,421
                                                                                                     -----------
Net asset value and redemption value per share.................................................           $12.15
                                                                                                          ======
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)           $12.72
                                                                                                          ======

CLASS B:
Net assets.....................................................................................      $23,844,641
                                                                                                     -----------
Shares outstanding.............................................................................        1,924,990
                                                                                                     -----------
Net asset value and offering price per share...................................................           $12.39
                                                                                                          ======

CLASS C:
Net assets.....................................................................................      $10,183,753
                                                                                                     -----------
Shares outstanding.............................................................................          835,958
                                                                                                     -----------
Net asset value and offering price per share...................................................           $12.18
                                                                                                          ======

                See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF OPERATIONS

                                                                   For the Six
                                                                   Months Ended
                                                                February 28,1998
                                                                   (unaudited)
                                                                    ---------
Investment income:
Interest ...................................................     $  2,215,371
Dividends ..................................................          881,531
                                                                    ---------
                                                                    3,096,902
                                                                    ---------

Expenses:
Investment advisory and administration .....................          789,565
Service fees--Class A ......................................          225,197
Service and distribution fees--Class B .....................          106,443
Service and distribution fees--Class C .....................           45,521
Transfer agency and service ................................           79,667
Custody and accounting .....................................           65,595
Reports and notices to shareholders ........................           65,078
Legal and audit ............................................           61,920
State registration .........................................           58,264
Directors fees .............................................            6,750
Other expenses .............................................           28,620
                                                                    ---------
                                                                    1,532,620
                                                                    ---------
Net investment income ......................................        1,564,282
                                                                    ---------

Realized and unrealized gains from investment
 activities:
  Net realized gain from:
  Investment transactions ..................................       17,871,662
  Options written ..........................................           18,317
Net change in unrealized appreciation/depreciation of:
  Investments ..............................................        4,961,052
  Options written ..........................................          (59,635)
                                                                    ---------
Net realized and unrealized gains from
  investment activities ....................................       22,791,396
                                                                    ---------
Net increase in net assets resulting from operations .......     $ 24,355,678
                                                                 ============

                See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  For the Six
                                                                                                  Months Ended            For the
                                                                                               February 28, 1998        Year Ended
                                                                                                  (unaudited)        August 31, 1997
                                                                                                 -------------        -------------
From operations:
Net investment income ....................................................................       $   1,564,282        $   3,699,369
Net realized gains from investment and options transactions ..............................          17,889,979           20,411,884
Net change in unrealized appreciation/depreciation of investments and options ............           4,901,417           27,967,582
                                                                                                 -------------        -------------
Net increase in net assets resulting from operations .....................................          24,355,678           52,078,835
                                                                                                 -------------        -------------

Dividends and distributions to shareholders from:
Net investment income--Class A ...........................................................          (1,784,835)          (3,518,807)
Net investment income--Class B ...........................................................            (106,668)            (292,933)
Net investment income--Class C ...........................................................             (54,549)            (111,333)
Net realized gains from investment transactions--Class A .................................         (21,634,316)          (7,951,554)
Net realized gains from investment transactions--Class B .................................          (2,516,998)          (1,065,949)
Net realized gains from investment transactions--Class C .................................          (1,124,576)            (367,562)
                                                                                                 -------------        -------------
Total dividends and distributions to shareholders ........................................         (27,221,942)         (13,308,138)
                                                                                                 -------------        -------------

From capital stock transactions:
Net proceeds from sale of shares .........................................................          14,909,365            6,471,174
Cost of shares repurchased ...............................................................         (17,245,894)         (36,403,282)
Proceeds from dividends reinvested .......................................................          24,745,428           12,258,447
                                                                                                 -------------        -------------
Net increase (decrease) in net assets from capital stock transactions ....................          22,408,899          (17,673,661)
                                                                                                 -------------        -------------
Net increase in net assets ...............................................................          19,542,635           21,097,036

Net assets:
Beginning of period ......................................................................         207,907,353          186,810,317
                                                                                                 -------------        -------------
End of period (including undistributed net investment income
  of $442,225 and $823,995, respectively) ................................................       $ 227,449,988        $ 207,907,353
                                                                                                 =============        =============


                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         PaineWebber Master Series, Inc. ("Master Series") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company which currently offers two series of shares: PaineWebber Balanced Fund (the "Fund") and PaineWebber Money Market Fund. The financial statements for PaineWebber Money Market Fund are not included herein.

         Currently, the Fund offers Class A, Class B, Class C and Class Yshares (no class Y shares were outstanding during the period). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that Class A, Class B and Class C each have exclusive voting rights with respect to their respective service and/or distribution plan. Class Y shares have no service or distribution plan.

         The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

         Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser, administrator and distributor of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Master Series' Board of Directors. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board of Directors determines that this does not represent fair value.


         Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

         Investment Transactions and Investment Income--Investment transactions are recorded on trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS (unaudited)

         Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

         Option Writing--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The Fund primarily uses written options to hedge the Fund's portfolio and to enhance income.

         Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

         The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Written Option Activity

         Transactions in options written for the six months ended February 28, 1998 were as follows:

                                                      Number of
                                                       Options     Premiums
                                                       -------     --------
Options outstanding at August 31, 1997 ...............    --             --
Options written ......................................   280      $ 115,507
Options terminated in closing purchase transactions ..  (150)       (76,892)
Options expired ......................................    --             --
                                                       -------     --------
Options outstanding at February 28, 1998 .............   130      $  38,615


Investment Adviser and Administrator

         The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

NOTES TO FINANCIAL STATEMENTS (unaudited)

      Average Daily Net Assets                               Annual Rate
      ------------------------                               -----------
      Up to $500 million .................................      0.750%
      In excess of $500 million up to $1.0 billion .......      0.725
      In excess of $1.0 billion up to $1.5 billion .......      0.700
      In excess of $1.5 billion up to $2.0 billion .......      0.675
      Over $2.0 billion ..................................      0.650

         At February 28, 1998, the Fund owed Mitchell Hutchins $260,963 in investment advisory and administration fees.

         For the six months ended February 28, 1998, the Fund paid $720 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

Distribution Plans

         Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares. Class Y shares have no service or distribution plan. At February 28, 1998, the Fund owed Mitchell Hutchins $124,591 in service and distribution fees.

         Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended February 28, 1998, it earned $175,468 in sales charges.

Security Lending

         The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, which received $5,864 in compensation in that capacity from the Fund for the six months ended February 28, 1998. At February 28, 1998, the Fund owed PaineWebber $1,171 in compensation.

         As of February 28, 1998, the Fund held cash and/or cash equivalents having an aggregate value of $6,618,600 as collateral for portfolio securities loaned having a market value of $6,432,679.

Bank Line of Credit

         The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended February 28, 1998, the Fund did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS (unaudited)

Transfer Agency Service Fees

         PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the six months ended February 28, 1998, PaineWebber received from PFPC, Inc., not the Fund, approximately 58% of the total transfer agency and related service fees collected by PFPC, Inc., from the Fund.

Investments in Securities

         For federal income tax purposes, the cost of securities owned at February 28, 1998 was substantially the same as the cost of securities for financial statement purposes.

         At February 28, 1998, the components of net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having
          an excess of value over cost) ...............    $ 43,493,488
      Gross depreciation (investments having
          an excess of cost over value) ...............      (1,663,203)
                                                           ------------
      Net unrealized appreciation of investments ......    $ 41,830,285
                                                           ============

         For the six months ended February 28, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

      Purchases .......................................    $158,571,201
      Sales ...........................................    $162,550,132

Federal Tax Status

         The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.


Capital Stock

         There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 4 billion is allocated to Balanced Fund. Transactions in shares of common stock were as follows:


                                                      Class A                       Class B                        Class C
For the Six Months Ended                    --------------------------    ---------------------------     -------------------------
   February 28, 1998:                          Shares         Amount         Shares          Amount          Shares        Amount
                                            -----------    -----------    -----------     -----------     -----------    ----------
Shares sold ............................        378,524    $ 4,571,786        397,414     $ 4,909,732         437,451   $ 5,427,847
Shares repurchased .....................       (858,013)   (10,657,547)      (132,551)     (1,688,128)       (395,175)   (4,900,219)
Dividends reinvested ...................      1,940,516     21,365,082        206,411       2,320,060          95,953     1,060,286
Shares converted from Class B
   to Class A ..........................        345,098      4,297,595       (339,482)     (4,297,595)           --            --
                                            -----------    -----------    -----------     -----------     -----------   -----------
Net increase ...........................      1,806,125    $19,576,916        131,792     $ 1,244,069         138,229   $ 1,587,914
                                            ===========    ===========    ===========     ===========     ===========   ===========

For the Year Ended
   August 31, 1997:

Shares sold ............................        211,758     $2,447,467        223,601      $2,588,152         125,122    $1,435,555
Shares repurchased .....................     (2,662,267)   (29,771,297)      (436,949)     (4,978,057)       (145,940)   (1,653,928)
Dividends reinvested ...................        978,372     10,584,456        112,620       1,234,648          40,580       439,343
Shares converted from Class B
   to Class A ..........................        250,416      2,755,806       (246,655)     (2,755,806)           --            --
                                            -----------    -----------    -----------     -----------     -----------    ----------
Net increase (decrease) ................     (1,221,721)  $(13,983,568)      (347,383)   $ (3,911,063)         19,762    $  220,970
                                            ===========    ===========    ===========     ===========     ===========    ==========

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                                 Class A
                                              ---------------------------------------------------------------------------------
                                              For the                  For the
                                                Six       For the        Six       For the
                                          Months Ended      Year        Months       Year            For the Years Ended
                                           February 28,    Ended         Ended       Ended     -------------------------------
                                                1998     August 31,   August 31, February 29,            February 28,
                                            (unaudited)     1997        1996(3)      1996        1995        1994       1993
                                              --------    --------     --------    --------    --------    --------   --------
Net asset value, beginning of period ......   $  12.50    $  10.27     $  10.85    $   9.80    $  12.04    $  11.54   $  11.01
                                              --------    --------     --------    --------    --------    --------   --------
Net investment income .....................       0.10++      0.23++       0.12++      0.27++      0.26        0.22       0.33
Net realized and unrealized gains (losses)
  from investments and options ............       1.23++      2.79++      (0.12)++     1.84++     (1.07)       1.31       0.54
                                              --------    --------     --------    --------    --------    --------   --------
Net increase (decrease) from investment
  operations ..............................       1.33        3.02         0.00        2.11       (0.81)       1.53       0.87
                                              --------    --------     --------    --------    --------    --------   --------
Dividends from net investment income ......      (0.13)      (0.24)       (0.10)      (0.31)      (0.23)      (0.25)     (0.34)
Distributions from net realized gains from
  investment transactions .................      (1.55)      (0.55)       (0.48)      (0.75)      (1.20)      (0.78)        --
                                              --------    --------     --------    --------    --------    --------   --------
Total dividends and distributions
  to shareholders .........................      (1.68)      (0.79)       (0.58)      (1.06)      (1.43)      (1.03)     (0.34)
                                              --------    --------     --------    --------    --------    --------   --------
Net asset value, end of period ............   $  12.15    $  12.50     $  10.27    $  10.85    $   9.80    $  12.04   $  11.54
                                              ========    ========     ========    ========    ========    ========   ========
Total investment return (1) ...............      12.02%      30.67%        0.03%      22.08%      (6.02)%     13.57%      8.09%
                                              ========    ========     ========    ========    ========    ========   ========
Ratios/Supplemental data:
Net assets, end of period (000's) .........   $193,422    $176,403     $157,525    $171,609    $174,761    $216,492   $154,594
Expenses to average net assets ............       1.34%*      1.46%        1.34%*      1.29%       1.26%       1.21%      1.18%
Net investment income to average net assets       1.60%*      2.02%        2.19%*      2.55%       2.41%       1.74%      2.52%
Portolio turnover rate ....................         76%        188%         103%        188%        107%         69%        33%
Average commission rate paid (2) ..........   $ 0.0600    $ 0.0600     $ 0.0600          --          --          --         --


---------
*    Annualized
++   Calculated using the average shares outstanding for the period

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.
 (3) Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                                 Class B
                                          ---------------------------------------------------------------------------------------
                                              For the                  For the                                         For the
                                                Six       For the        Six        For the                             Period
                                            Months Ended    Year        Months        Year      For the Years Ended   July 2,1992+
                                            February 28,   Ended        Ended        Ended      --------------------    through
                                               1998      August 31,   August 31,  February 29,      February 28,      February 28,
                                            (unaudited)     1997        1996(3)      1996         1995        1994       1993
                                             ----------  ----------   ---------   -----------    --------    --------  -----------
Net asset value, beginning of period.......  $   12.70   $   10.42    $   11.00   $    9.90   $   12.10   $   11.56  $   10.99
                                              --------    --------     --------    --------    --------    --------   --------
Net investment income......................       0.05++      0.14++       0.08++      0.19++      0.44        0.26       0.30
Net realized and unrealized gains (losses)
  from investments and options.............       1.26++      2.84++      (0.11)++     1.86++     (1.32)       1.18       0.48
                                              --------    --------     --------    --------    --------    --------   --------
Net increase (decrease) from investment
  operations...............................       1.31        2.98        (0.03)       2.05       (0.88)       1.44       0.78
                                              --------    --------     --------    --------    --------    --------   --------
Dividends from net investment income.......      (0.07)      (0.15)       (0.07)      (0.20)      (0.12)      (0.12)     (0.21)
Distributions from net realized gains from
  investment transactions..................      (1.55)      (0.55)       (0.48)      (0.75)      (1.20)      (0.78)       --
                                              --------    --------     --------    --------    --------    --------   --------
Total dividends and distributions to
  shareholders.............................      (1.62)      (0.70)       (0.55)      (0.95)      (1.32)      (0.90)     (0.21)
                                              --------    --------     --------    --------    --------    --------   --------
Net asset value, end of period.............  $   12.39   $   12.70    $   10.42   $   11.00   $    9.90   $   12.10  $   11.56
                                              ========    ========     ========    ========    ========    ========   ========

Total investment return (1)................      11.59%      29.70%       (0.30)%     21.20%      (6.68)%     12.62%      7.25%
                                              ========    ========     ========    ========    ========    ========   ========
Ratios/Supplemental data:
Net assets, end of period (000's)..........  $  23,845   $  22,768    $  22,307   $  26,627   $  37,104   $  83,178  $ 160,115
Expenses to average net assets.............       2.13%*      2.22%        2.09%*      2.05%       1.98%       2.05%      1.98%
Net investment income to average net assets       0.82%*      1.27%        1.43%*      1.81%       1.60%       1.00%      2.02%
Portolio turnover rate.....................         76%        188%         103%        188%        107%         69%        33%
Average commission rate paid (2)...........  $  0.0600   $  0.0600    $  0.0600          --          --          --         --

---------
*    Annualized
++   Calculated using the average shares outstanding for the period
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.
(3)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                                 Class C
                                              ---------------------------------------------------------------------------------
                                              For the                  For the
                                                Six       For the        Six       For the
                                          Months Ended      Year        Months       Year            For the Years Ended
                                           February 28,    Ended         Ended       Ended     -------------------------------
                                                1998     August 31,   August 31, February 29,            February 28,
                                            (unaudited)     1997        1996(3)      1996        1995        1994       1993
                                              --------    --------     --------    --------    --------    --------   --------
Net asset value, beginning of period         $   12.52   $   10.29    $   10.88   $    9.82   $   12.03   $   11.54  $   10.86
                                              --------    --------     --------    --------    --------    --------   --------
Net investment income                             0.05++      0.14++       0.08++      0.19++      0.19        0.14       0.13
Net realized and unrealized gains (losses)
  from investments and options                    1.24++      2.80++      (0.12)++     1.84++     (1.07)       1.30       0.71

                                              --------    --------     --------    --------    --------    --------   --------
Net increase (decrease) from investment
  operations                                      1.29        2.94        (0.04)       2.03       (0.88)       1.44       0.84
                                              --------    --------     --------    --------    --------    --------   --------
Dividends from net investment income             (0.08)      (0.16)       (0.07)      (0.22)      (0.13)      (0.17)     (0.16)
Distributions from net realized gains from
  investment transactions                        (1.55)      (0.55)       (0.48)      (0.75)      (1.20)      (0.78)       --
                                              --------    --------     --------    --------    --------    --------   --------
Total dividends and distributions to
  shareholders                                   (1.63)      (0.71)       (0.55)      (0.97)      (1.33)      (0.95)      0.16)
                                              --------    --------     --------    --------    --------    --------   --------
Net asset value, end of period               $   12.18   $   12.52    $   10.29   $   10.88   $    9.82   $   12.03  $   11.54
                                              ========    ========     ========    ========    ========    ========   ========
Total investment return (1)                      11.60%      29.70%       (0.38)%     21.12%      (6.69)%     12.75%      7.78%
                                              ========    ========     ========    ========    ========    ========   ========
Ratios/Supplemental data:
Net assets, end of period (000's)            $  10,184   $   8,736    $   6,979   $   7,469   $   8,525   $  12,916  $   7,058
Expenses to average net assets                    2.10%*      2.21%        2.09%*      2.08%       2.01%       1.96%      1.95%*
Net investment income to average net assets       0.85%*      1.27%        1.44%*      1.77%       1.62%       0.97%      1.91%*
Portolio turnover rate                              76%        188%         103%        188%        107%         69%        33%
Average commission rate paid (2)             $  0.0600   $  0.0600    $  0.0600          --          --          --         --



---------
*    Annualized
+    Commencement of issuance of shares
++   Calculated using the average shares outstanding for the period
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.
(3)  Fiscal year changed to August 31.

BOARD OF TRUSTEES
-----------------
E. Garrett Bewkes, Jr., Chairman
Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Mary C. Farrell
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer


PRINCIPAL OFFICERS
------------------
Margo N. Alexander, President
Victoria E. Schonfeld, Vice President
Dianne E. O'Donnell, Vice President and Secretary
Paul H. Schubert, Vice President and Treasurer
Mark A. Tincher, Vice President
Dennis L. McCauley, Vice President
Susan P. Ryan, Vice President
T. Kirkham Barneby, Vice President


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019



This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereof.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
-- High Income Fund
-- Investment Grade Income Fund
-- Low Duration U.S. Government Income Fund
-- Strategic Income Fund
-- U.S. Government Income Fund

TAX-FREE BOND FUNDS
-- California Tax-Free Income Fund
-- Municipal High Income Fund
-- National Tax-Free Income Fund
-- New York Tax-Free Income Fund

STOCK FUNDS
-- Financial Services Growth Fund
-- Growth Fund
-- Growth and Income Fund
-- Mid Cap Fund
-- Small Cap Fund
-- S&P500 Index Fund
-- Utility Income Fund

ASSET ALLOCATION FUNDS
-- Balanced Fund
-- Tactical Allocation Fund

GLOBAL FUNDS
-- Asia Pacific Growth Fund
-- Emerging Markets Equity Fund
-- Global Equity Fund
-- Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
-- Aggressive Portfolio
-- Moderate Portfolio
-- Conservative Portfolio



PAINEWEBBER MONEY MARKET FUND

          PaineWebber
          (Copyright) PaineWebber Incorporated
          Member SIPC

PaineWebber

BALANCED FUND

SEMIANNUAL REPORT

FEBRUARY 28, 1998